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                                                                      EXHIBIT 23



                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in McKesson Corporation Registration Statement Nos. 33-86536, 333-611, 333-2871 and 333-21931 on Form
S-8 and Registration Statement Nos. 333-26103 and 333-26443 on Form S-3 of our reports dated May 16, 1997 incorporated by reference in, and appearing in, this Annual Report on Form 10-K of McKesson Corporation for the year ended March 31, 1997.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
San Francisco, California
June 16, 1997


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